UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): February 7, 2011

Boston Private Financial Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-17089	04-2976299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Ten Post Office Square, Boston, Massachusetts 02109
(Address of principal executive offices)
(617) 912-1900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On February 7, 2011, the United States Department of the Treasury (the “Treasury”) closed an underwritten secondary public offering (the “Warrant Offering”) of 2,887,500 warrants (the “Warrants”), each representing the right to purchase one share of common stock, $1.00 par value per share, of Boston Private Financial Holdings, Inc. (the “Company”). The Warrants have an exercise price of $8.00 per share and expire on November 21, 2018. In connection with the Warrant Offering, the Company entered into an underwriting agreement, dated February 1, 2011 (the “Underwriting Agreement”), among the Company, Treasury and Deutsche Bank Securities Inc. The Warrants have been approved for listing on the Nasdaq Global Select Market under the symbol “BPFHW.”
The public offering price and the allocation of the Warrants in the Warrant Offering were determined by an auction process. The public offering price of the Warrants was equal to $2.20 per warrant. The Company did not receive any of the proceeds of the Warrant Offering.
Also in connection with the Warrant Offering, the Company entered into a warrant agreement (the “Warrant Agreement”), dated February 1, 2011, with Computershare Inc. and Computershare Trust Company, N.A., jointly acting as warrant agent.
The Warrant Offering described in this Current Report on Form 8-K is more fully described in a prospectus supplement filed with the Securities and Exchange Commission (the “Commission”) on February 2, 2011, supplementing the prospectus dated January 28, 2011, as filed with the Commission as part of our Registration Statement on Form S-3 (File No. 333-171599). The foregoing descriptions of the Underwriting Agreement and the Warrant Agreement do not purport to be complete and are qualified in their entirety by reference to Exhibits 1.1 and 4.1, respectively.
The underwriter and its affiliates have, from time to time, provided, and may in the future provide, various investment banking and financial advisory services to the Company, for which it received or will receive customary fees and expenses.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.
1.1    Underwriting Agreement, dated February 1, 2011, among Boston Private Financial Holdings, Inc., the United States Department of the Treasury and Deutsche Bank Securities Inc.
4.1    Warrant Agreement, dated February 1, 2011, among Boston Private Financial Holdings, Inc., Computershare Inc. and Computershare Trust Company, N.A. (incorporated herein by reference to Exhibit 4.1 of Boston Private Financial Holdings, Inc.'s Form 8-A filed on February 2, 2011).
4.2    Form of Warrant (incorporated herein by reference to Exhibit 4.2 of Boston Private Financial Holdings, Inc.'s Form 8-A filed on February 2, 2011).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

By:	/S/ DAVID J. KAYE
Name:	David J. Kaye
Title:	Chief Financial Officer

Date: February 7, 2011

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 1, 2011, among Boston Private Financial Holdings, Inc., the United States Department of the Treasury and Deutsche Bank Securities Inc.

4.1
Warrant Agreement, dated February 1, 2011, among Boston Private Financial Holdings, Inc., Computershare Inc. and Computershare Trust Company, N.A. (incorporated herein by reference to Exhibit 4.1 of Boston Private Financial Holdings, Inc.'s Form 8-A filed on February 2, 2011).

4.2	Form of Warrant (incorporated herein by reference to Exhibit 4.2 of Boston Private Financial Holdings, Inc.'s Form 8-A filed on February 2, 2011).